UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2022

SVF INVESTMENT CORP. 3

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40175	98-1572401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Circle Star Way San Carlos California, United States	94070
(Address of principal executive offices)	(Zip Code)

(650)-562-8100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.0001 par value	SVFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 3, 2022, SVF Investment Corp. 3 (the “Company” or “SVF”) convened an extraordinary general meeting of shareholders (the “Special Meeting”) held in connection with the Company’s previously announced business combination (the “Business Combination”) pursuant to the Agreement and Plan of Merger, dated as of December 12, 2021, with Warehouse Technologies LLC, a New Hampshire limited liability company (“Warehouse”), Symbotic Holdings LLC, a Delaware limited liability company and a wholly owned subsidiary of Warehouse (“Symbotic Holdings” and, together with Warehouse and its other subsidiaries, “Symbotic”), and Saturn Acquisition (DE) Corp. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of SVF, a copy of which was filed with the Current Report on Form 8-K filed by SVF on December 13, 2021 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, each proposal voted on at the Special Meeting is described in greater detail in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on June 1, 2022 and mailed to shareholders commencing on May 9, 2022 (the “proxy statement/prospectus”).

As of the close of business on April 25, 2022, the record date for the Special Meeting, there was an aggregate of 33,040,000 Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), and 8,000,000 Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares” and together with the Class A ordinary shares, the “ordinary shares”), outstanding, each of which was entitled to one vote at the Special Meeting with respect to any adjournments or postponements of the Special Meeting. A total of 25,535,827 ordinary shares, representing approximately 62.22% of the outstanding ordinary shares entitled to vote, were present virtually or by proxy, constituting a quorum.

The voting results for the proposals voted on at the Special Meeting are set forth below.

1. The Business Combination Proposal – To consider and vote upon a proposal to approve, by ordinary resolution under Cayman Islands law, the Business Combination and adopt the Merger Agreement, and the transactions contemplated thereby, pursuant to which, among other things, (a) the Company will deregister as an exempted company in the Cayman Islands and continue and domesticate as a corporation in the State of Delaware, (b) Merger Sub will merge with and into Symbotic Holdings with Symbotic Holdings surviving the merger as a subsidiary of the Company following the Business Combination (the “Post-Combination Company”).

For	Against	Abstain
23,785,404	1,749,208	1,215

2. The Domestication Proposal – To consider and vote upon a proposal to approve, by special resolution under Cayman Islands law, assuming the Business Combination Proposal is approved and adopted, the change of the Company’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”).

For	Against	Abstain
23,786,607	1,749,220	0

3. The Organizational Documents Proposal – To consider and vote upon a proposal to approve and adopt, by special resolution under Cayman Islands law, assuming the Business Combination Proposal and the Domestication Proposal are approved and adopted, the proposed new certificate of incorporation (the “Proposed Charter”) and bylaws of the Post-Combination Company, which, if approved, would take effect at the time of the Domestication.

For	Against	Abstain
23,785,513	1,749,220	1,094

4. The Governance Proposals – To consider and vote upon, by ordinary resolution under Cayman Islands law, on a non-binding advisory basis, separate proposals with respect to certain governance provisions in the Proposed Charter in order to give holders of the Company’s ordinary shares the opportunity to present their separate views on important corporate governance procedures.

	FOR	AGAINST	ABSTAIN
Proposal 4A — Authorized Shares	19,350,894	5,154,044	1,030,889
Proposal 4B — Amendments to the Organizational Documents	22,580,200	1,948,700	1,006,927
Proposal 4C — Director Election, Vacancies and Removal	22,739,551	1,789,671	1,006,605
Proposal 4D — DGCL Section 203 and Business Combinations	22,777,387	1,750,157	1,008,283
Proposal 4E — Forum Selection	20,379,471	4,150,163	1,006,193
Proposal 4F — Voting Rights	19,373,557	5,156,022	1,006,248
Proposal 4G — Dividends and Distributions	22,753,927	1,751,441	1,030,459
Proposal 4H — Removal of Blank Check Company Provisions	22,780,258	1,750,164	1,005,405

5. The Director Election Proposal – To consider and vote upon a proposal to elect, by ordinary resolution under Cayman Islands law, eight directors to serve on the board of directors of the Post-Combination Company until the 2023 annual meeting of stockholders or until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

	FOR	ABSTAIN
Richard B. Cohen	23,784,986	1,750,841
Michael J. Loparco	23,800,996	1,734,831
Rollin Ford	23,784,995	1,750,832
Charles Kane	23,801,025	1,734,802
Todd Krasnow	23,801,006	1,734,821
Vikas J. Parekh	23,785,009	1,750,818
Michael Rhodin	21,908,810	3,627,017
Merline Saintil	23,800,999	1,734,828

6. The Merger Issuance Proposal – To consider and vote upon a proposal to approve, by ordinary resolution under Cayman Islands law, for purposes of complying with applicable listing rules of the Nasdaq Stock Market (“NASDAQ”), the issuance of shares of common stock pursuant to the Business Combination.

For	Against	Abstain
23,785,874	1,749,246	707

7. The Subscription Agreements Proposal – To consider and vote upon a proposal to approve, by ordinary resolution under Cayman Islands law, for purposes of complying with applicable listing rules of NASDAQ, the issuance of shares of Class A common stock pursuant to the Subscription Agreements (as defined in the proxy statement/prospectus) between the Company and certain parties subscribing for shares of the Post-Combination Company’s Class A common stock pursuant to which the subscribers have agreed to purchase, and the Company has agreed to sell to the subscribers, an aggregate of 20,500,000 shares of the Post-Combination Company’s Class A common stock, at a purchase price of $10.00 per share for an aggregate purchase price of $205,000,000.

For	Against	Abstain
23,785,797	1,749,323	707

8. The Incentive Compensation Plan Proposal – To consider and vote upon a proposal to approve and adopt, by ordinary resolution under Cayman Islands law, the Symbotic Inc. 2022 Omnibus Incentive Compensation Plan.

For	Against	Abstain
21,778,767	3,730,638	26,422

9. The ESPP Proposal – To consider and vote upon a proposal to approve and adopt, by ordinary resolution under Cayman Islands law, the Symbotic Inc. 2022 Employee Stock Purchase Plan.

For	Against	Abstain
23,782,478	1,751,736	1,613

Item 8.01.	Other Events

In connection with the Business Combination, holders of 27,459,854 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of approximately $274,598,540.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

DISCLAIMER

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, SVF’s and Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in SVF’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 23, 2022 (the “Annual Report”), SVF’s post-effective amendment no. 1 to the registration statement on Form S-4 (File No. 333-262529) (as amended, the “Registration Statement”), which was declared effective by the SEC on May 31, 2022, and SVF’s final proxy statement and prospectus filed with the SEC on June 1, 2022 (the “Final Proxy Statement/Prospectus”). These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and SVF and Symbotic believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither SVF nor Symbotic is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which SVF has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in SVF’s Annual Report, in the Registration Statement, in the Final Proxy Statement/Prospectus and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to the Business Combination pursuant to the Merger Agreement; delay in closing the Business Combination; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed transaction; business disruption following the transaction; risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of SVF and Symbotic; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or the termination of any of certain subscription agreements entered into by SVF with certain parties in connection with the Merger

Agreement; the effect of the announcement or pendency of the transaction on Symbotic’s business relationships, performance, and business generally; the ability to meet NASDAQ listing standards following the consummation of the Business Combination; the amount of the costs, fees, expenses and other charges related to the transaction; the ability of SVF to issue equity securities in connection with the transaction; and other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond SVF’s and Symbotic’s control. While all projections are necessarily speculative, SVF and Symbotic believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that SVF and Symbotic, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in SVF and is not intended to form the basis of an investment decision in SVF. All subsequent written and oral forward-looking statements concerning SVF and Symbotic, the proposed transaction or other matters and attributable to SVF and Symbotic or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2022

SVF Investment Corp. 3

By:	/s/ Ioannis Pipilis
Name:	Ioannis Pipilis
Title:	Chairman and Chief Executive Officer